                                                                   EXHIBIT 10.26

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                      -----------------------------------


          THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") effective
                                                          ---------
as of March 20, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Borrower, the Lenders, and the Agents are parties to a certain Credit Agreement dated as of January 31, 2001 (the "Credit Agreement"; capitalized terms used in this Amendment without definition that are defined in the Credit Agreement shall have the meanings in this Amendment as specified for such capitalized terms in the Credit Agreement);

          WHEREAS, Borrower and Lenders constituting the "required lenders" under the Credit Agreement have agreed to amend the Credit Agreement in certain respects as set forth in this Amendment;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1.  Amendments to Credit Agreement. Subject to the
                      ------------------------------
satisfaction of the conditions precedent set forth in Section 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

          1.1  Section 1.1 of the Credit Agreement is hereby amended by adding
               -----------
the new defined terms "CIBC/NDPS Acquisition Note", "GP Canada", and "NDPS/GP
                       --------------------------    ---------        -------
Canada Acquisition Note" and accompanying definitions, in appropriate
-----------------------
alphabetical order, as follows:

          "CIBC/NDPS Acquisition Note" means the promissory note made by NDPS
           --------------------------
     payable to the Canadian Seller in the approximate principal sum of U.S. $136,850,000 and given in consideration for the Canadian Acquisition, which promissory note shall be repayable in full not later than the next Business Day immediately following the execution and delivery of such promissory note at the time the Canadian Acquisition is consummated.

          "GP Canada" means Global Payments Canada, Inc., an Ontario
           ---------
     corporation, and its successors and permitted assigns.

          "NDPS/GP Canada Acquisition Note" means the promissory note made by GP
           -------------------------------
     Canada payable to NDPS in the approximate principal sum of Can. $13,026,960 and given in partial consideration of the sale and transfer by NDPS to GP Canada of the merchant credit card terminals and related tangible property of the terminal business acquired by NDPS in the Canadian Acquisition, which promissory note shall be repayable on demand with interest payable monthly.

          1.2    Section 6.5 of the Credit Agreement is hereby amended by
                 -----------
deleting clause (iii) of said Section 6.5 in its entirety and substituting in lieu thereof the following clause (iii):

          (iii) loans or advances by the Borrower to its Operating Subsidiaries (but excluding GPS or any Subsidiary of GPS) or by such Operating Subsidiaries to the Borrower or to any Subsidiary Guarantor,

          1.3    Section 6.6(b) of the Credit Agreement is hereby amended by
                 --------------
deleting clause (iv) of said Section 6.6(b) in its entirety and substituting in lieu thereof the following clause:

          (iv) the total amount of cash consideration paid, and Debt assumed or otherwise becoming part of Consolidated Total Debt (excluding Debt of NDPS arising pursuant to the Canadian Receivables Credit Facility or the CIBC/NDPS Acquisition Note), in such acquisition, together with the aggregate amount of such cash consideration and Debt in respect of all other acquisitions made during the then-current Fiscal Year (or, in the case, of the Borrower's 2001 Fiscal Year, the period from the Closing Date through the end of such 2001 Fiscal Year) shall not exceed $50,000,000, and

          1.4    Section 6.7 of the Credit Agreement is hereby amended by
                 -----------
deleting clause (c) of said Section 6.7 in its entirety and substituting in lieu thereof the following clause (c):

          (c) Debt owing (i) to the Borrower by any of its Operating Subsidiaries (other than Subsidiaries that are members of the GPS Group),
     (ii) to NDPS by GP Canada pursuant to the NDPS/GP Canada Acquisition Note (so long as such Debt is repaid in accordance with its terms), (iii) to any Operating Subsidiary (which shall not include GPS or Subsidiaries or GPS) by any Subsidiary Guarantor, and (iv) Debt owing to GPS by any other members of the GPS Group, provided, however, that any such Debt pursuant to clauses (i) and (iv) shall be payable on demand on a non-subordinated basis;

Section 6.7 of the Credit Agreement is hereby further amended by deleting clause
-----------
(g) of said Section 6.7 in its entirety and substituting in lieu thereof the following clause (g):

          (g) Debt owing to the Canadian Seller (i) by NDPS pursuant to the CIBC/NDPS Acquisition Note, and (ii) by NDPS pursuant to the Canadian Receivables Credit Facility in an aggregate amount outstanding at any time not to exceed Can. $140,000,000 plus such additional amount as is necessary to fund short-term advances during peak generation periods for Canadian Receivables, and the Debt arising from the Guarantee of such Debt of NDPS described in this clause (ii) by the Borrower and the Subsidiary Guarantors, so long as (x) such Debt is secured by no assets of NDPS or any other members of the GPI Group other than Canadian Receivables and the proceeds thereof, and (y) the Canadian Receivables Intercreditor Agreement is in full force and effect;

          SECTION 2.  Conditions to Effectiveness of Amendment.  This Amendment
                      ----------------------------------------
shall become effective as of the date first above written (the "Effective Date")
                                                                --------------
on the first day when the Administrative Agent shall have received (i) the duly executed counterparts of this Amendment, as executed on behalf of Lenders constituting the Required Lenders, and (ii) the duly executed Subsidiary Guarantee Supplement, Contribution Agreement Supplement, and other documents as specified in Section 5.3(f) of the Credit Agreement in order for GP Finance, Inc. to become an additional Subsidiary Guarantor.

          SECTION 3.  Status of Obligations.  Borrower hereby confirms and
                      ---------------------
agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Loan Documents as of the date hereof were duly and validly created and incurred by Borrower thereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Loan Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Agents or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 4.  Representations and Warranties of Borrower.  Borrower,
                      ------------------------------------------
without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Agents as follows:

          4.1 The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the certificate of incorporation or by-laws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          4.2 This Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          4.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

          SECTION 5.  Survival.  Each of the foregoing representations and
                      --------
warranties shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Agents.

          SECTION 6.  Ratification of Credit Agreement and Loan Documents.
                      ---------------------------------------------------
Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement (as amended herein) and the other Loan Documents. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 7.  Indemnity.  In consideration of the amendments agreed to
                      ----------
by the Lenders pursuant to this Amendment, Borrower hereby indemnifies each Agent, and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Loan Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 8.  No Waiver, Etc.  Borrower hereby agrees that nothing
                      ---------------
herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 9.  Binding Nature.  This Amendment shall be binding upon and
                      --------------
inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 10. Costs and Expenses.  Borrower shall be responsible for
                      ------------------
the costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

          SECTION 11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 12. Entire Understanding.  This Amendment sets forth the
                      --------------------
entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 13. Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                              GLOBAL PAYMENTS INC.


                              By:  ______________________
                                   James G. Kelly
                                   Chief Financial Officer

                              BANK ONE, NA,
                              as Administrative Agent, Lender, LC Issuer and Swing Line Lender


                              By: ______________________
                                  Name: ________________
                                  Title: _______________


                      [Signature page to Amendment No. 1]

                              SUNTRUST BANK,
                              as Documentation Agent and Lender


                              By: ______________________
                                  Name: ________________
                                  Title: _______________



                      [Signature page to Amendment No. 1]

                              WACHOVIA BANK, N.A.
                              as Syndication Agent and Lender


                              By: ______________________
                                  Name: ________________
                                  Title: _______________


                      [Signature page to Amendment No. 1]

                              COMERICA BANK,
                              as Lender


                              By: ______________________
                                  Name: ________________
                                  Title: _______________


                      [Signature page to Amendment No. 1]

             ACKNOWLEDGMENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
             -----------------------------------------------------


          Reference is hereby made to the within and foregoing Amendment No. 1 to Credit Agreement, dated as of March 20, 2001, by and among GLOBAL PAYMENTS INC., a Georgia corporation ("Borrower"), BANK ONE, NA, a national banking association, as Administrative Agent, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Documentation Agent, and WACHOVIA BANK, N.A., a national banking association, as Syndication Agent ("Amendment No. 1"; capitalized terms used herein that are defined in Amendment No. 1 or in the "Credit Agreement" as defined in Amendment No. 1 being used herein with the respective meanings assigned to such capitalized terms in Amendment No. 1 or the Credit Agreement, as the case may be). Each of the undersigned, which is a Subsidiary Guarantor under the terms of the Subsidiary Guarantee as provided in the Credit Agreement, hereby acknowledges and agrees that (i) the undersigned has consented to the foregoing Amendment No. 1, (ii) the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party shall remain in full force and effect on and after the date hereof, and (iii) each of the undersigned hereby reaffirms and restates its obligations and liabilities under the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party after giving effect to Amendment No. 1.

     This Acknowledgment and Agreement of Subsidiary Guarantors made and delivered as of March 20, 2001.

                         GUARANTORS:
                         ----------

                         NATIONAL DATA PAYMENT SYSTEMS, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Chief Financial Officer


                         NDC CHECK SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer

                         CHECKRITE RECOVERY SERVICES, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         MERCHANT SERVICES U.S.A., INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         NDPS HOLDINGS, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         GLOBAL PAYMENT HOLDING COMPANY,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer


                         NDC HOLDINGS (UK) LTD.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             James G. Kelly
                             Treasurer

                         GPS HOLDING LIMITED PARTNERSHIP,
                         as a Subsidiary Guarantor


                         By: GLOBAL PAYMENTS INC.,
                             its general partner


                             By: ___________________________
                                 James G. Kelly
                                 Chief Financial Officer


                         GP FINANCE, INC.,
                         as a Subsidiary Guarantor


                         By: ___________________________
                             Name:
                             Title: